UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2023

SmartRent, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39991	85-4218526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8665 E. Hartford Drive, Suite 200 Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(844) 479-1555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2023, SmartRent Technologies, Inc. (the “Company”) entered into a Product Sales Agreement (the “Agreement”) with Ademco Inc., doing business as ADI Global Distribution (“ADI”), pursuant to which, ADI will serve as the Company’s non-exclusive hardware fulfillment partner throughout the United States, Canada and Puerto Rico. Under the Agreement, ADI will (i) purchase certain inventory from the Company and sell such inventory back to the Company; (ii) sell exclusive and/or branded product lines to the Company; and (iii) sell select other third-party products to the Company, to distribute to the Company’s customers.

The Agreement is for an initial term of three (3) years (the “Initial Term”), with automatic renewals for additional one-year periods (each, a “Renewal Term”) unless either party gives written notice of its intention not to renew at least sixty (60) days before the end of the Initial Term or any Renewal Term. The Agreement provides customary termination rights in the event of an uncured material breach of the Agreement by either of the parties, or the bankruptcy or insolvency of either of the parties.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

On August 8, 2023, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information set forth in Item 7.01 of this Report, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1†	Product Sales Agreement dated August 3, 2023, by and between SmartRent Technologies, Inc. and Ademco Inc., doing business as ADI Global Distribution.
99.1	Press release dated August 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain portions of the exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish on a supplemental basis an unredacted copy of the exhibit and its materiality and privacy or confidentiality analyses to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2023

SMARTRENT, INC.

By:	/s/ Lucas Haldeman
Name:	Lucas Haldeman
Title:	Chief Executive Officer